UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (or Date of Earliest Event Reported): April 9, 2007
Trinsic, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28467 (Commission File Number)	59-3501119 (I.R.S. Employer Identification Number)
601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602
(Address of Principal Executive Offices)
(813) 273-6261
(Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
SIGNATURE

Section 8.   Other Events
Item 8.01    Other Events
On April 9, 2007, after having entered into an agreement on March 26, 2007 to sell substantially all of our business assets to Tide Acquisition Corporation, subject to state regulatory and other customary closing conditions in connection with a Chapter 11 proceeding, the Company in an effort to maximize the return to interested parties has made a motion to convert the bankruptcy case from a Chapter 11 to a Chapter 7 filing. We cannot predict the outcome of this process. A hearing is currently scheduled for April 24, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: April 13, 2007.

TRINSIC, INC.
BY: /s/ Horace J. Davis III
Name:	Horace J. Davis, III
Title:	Chief Executive Officer

A signed original of this Form 8-K has been provided to Trinsic, Inc. and will be retained by Trinsic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.